Blend Receives Continued Listing Standard Notice from NYSE

May 4, 2023 - Blend Labs, Inc. (NYSE: BLND)(the “Company”), a leader in cloud banking software, announced today that it received notice (the “Notice”) on April 28, 2023 from the New York Stock Exchange (the “NYSE”) that as of April 27, 2023 it was not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE’s Listed Company Manual (“Section 802.01C”) because the average closing price of the Company’s Class A Common Stock (the “Common Stock”) was less than $1.00 per share over a consecutive 30 trading-day period.

Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the Notice to regain compliance with the minimum price criteria. In accordance with Section 802.01C, the Company plans to notify the NYSE within 10 business days of its receipt of the Notice of its intent to cure the deficiency, which may include, if necessary, effecting a reverse stock split, subject to approval by the Board of Directors and stockholders of the Company. The Company is already undertaking business initiatives and other actions that it believes will increase stockholder value and drive share price increases.

The Company may regain compliance with the minimum price criteria at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period, the Company has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The Notice has no immediate impact on the listing of the Common Stock, which will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with the other continued listing requirements of the NYSE.

The Notice does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission. The Company fully intends to regain compliance and will take necessary action to seek to ensure that the Common Stock is not delisted.

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Investor Contact:
Bryan Michaleski, ir@blend.com

Media Contact:
Gene Kim, press@blend.com

About Blend

Blend is the infrastructure powering the future of banking. Financial providers— from large banks, fintechs, and credit unions to community and independent mortgage banks—use Blend’s platform to transform banking experiences for their customers. Blend powers billions of dollars in financial transactions every day. To learn more, visit blend.com.

Forward-Looking Disclaimer

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, any statements regarding the Company’s efforts and ability to regain compliance with NYSE continued listing standards. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology that concern Blend’s expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the risks that the Company’s business initiatives and other actions may be insufficient to cause the Company’s stock price to regain compliance with the NYSE minimum price criteria. Further information on these risks and other factors that could affect our ability to regain compliance with the NYSE’s minimum price criteria are set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2022. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These factors could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. Except as required by law, Blend does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.